Exhibit 32.2

CERTIFICATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 on Form 10-K/A to the Annual Report of RBB Bancorp (the “Company”) on Form 10-K for the period ended December 31, 2020, as filed with the Securities and Exchange Commission March 9, 2021 (the “Report”), I, David Morris, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 22, 2021	By:	/s/ David Morris
David Morris,
Executive Vice President and Chief Financial Officer